
CARGO

Frozen Food Express Industries, Inc.

Midwest IDEAS Investor Conference

Chicago, Illinois

August 31, 2010



Safe Harbor Statement

This document contains information and forward-looking statements that are based on management's current beliefs and expectations and assumptions which are based upon information currently available. Forward-looking statements include statements relating to plans, strategies, objectives, expectations, intentions, and adequacy of resources, and may be identified by words such as "will", "could", "should", "believe", "expect", "intend", "plan", "schedule", "estimate", "project" and similar expressions. These statements are based on current expectations and are subject to uncertainty and change.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will be realized. Should one or more of the risks or uncertainties underlying such expectations not materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.

Among the key factors that are not within management's control and that may have a bearing on operating results are demand for the company's services and products, and its ability to meet that demand, which may be affected by, among other things, competition, weather conditions and the general economy, the availability and cost of labor, the ability to negotiate favorably with lenders and lessors, the effects of terrorism and war, the availability and cost of equipment, fuel and supplies, the market for previously-owned equipment, the impact of changes in the tax and regulatory environment in which the company operates, operational risks and insurance, risks associated with the technologies and systems used and the other risks and uncertainties described in the company's filings with the Securities and Exchange Commission.

Company Profile



Executive Management

- Stoney "Mit" Stubbs, Jr.
  - Chairman and Chief Executive Officer
- Stoney "Russell" Stubbs
  - President
- John Hickerson
  - Executive Vice President and Chief Operating Officer
- John McManama
  - Senior Vice President and Chief Financial Officer

.... Extensive Industry Experience

Company Profile



Overview

ABOUT FFE Transportation

- Headquartered in Dallas, Texas
- 60+ year old business and one of the first refrigerated carriers
- Ranked Top 5 For-Hire Refrigerated Carriers by Transport Topics 2009.
- Nationwide player with a diversified customer base
- Approximately 2,187 employees
- 1,762 Trucks / 3,511 Trailers (as of June 30, 2010)

INVESTMENT MERITS

Competitively Differentiated

- Key Player in the "Cold-Chain" Niche
- Only national and one of limited regional players that offers LTL and truckload refrigeration
- Strong customer value proposition with one stop shopping

Stronger players will take market share in challenging economic environment

- Smaller firms have less access to capital as the cycle moves into expansion
- FFE has the latest technology which drives greater efficiencies

Diversified Customer Base

- No customer represents over 10% of sales
- Top 20 customers represent 40% of sales

Financial Strength

- **Stabilizing Macro Environment** – Excess Capacity is being rationalized and pricing is stable to improving.
- **Solid Balance Sheet with Excess Liquidity** - No long-term debt and zero drawn on $25 million line of credit (renews September, 2011)
- **Trading Below Tangible Book Value of $5.05**

Investment Data (As of 6/30/10)

Nasdaq: FFEX

Recent Price (8/19/10)	**$3.01**
52-Week Range	$2.71 -$4.99
Fiscal Year End	31-Dec
Shares Outstanding	17.4 MM
Average Trading Volume	27,000
Market Capitalization	$52.4 MM
Cash	$6.6 MM
Long-Term Debt	NA
Enterprise Value (EV)	$45.8 MM
LT Debt/ Equity	NA
Tangible Book Value / Share	$5.05
P/ Book Value	**0.6**
TTM Revenue	$367 MM
P / Revenue	**0.1**
TTM EPS	-$0.78
P / EPS	**NA**
TTM EBITDA	2.3MM
EV / EBITDA	**NA**



Competitive Landscape

2009 Revenue

(Millions)


C R England $919
Prime* $576
Marten Transport $506
Stevens Transport $479
Greatwide Logistics Services $462
Frozen Food Express Industries $373
Central Refrigerated Service $322
KLLM $288
John Christner Trucking $201
Shaffer Trucking $170
Southern Refrigerated Transportation $126
WEL Companies $109
J & R Schugel Trucking $102
Earl Henderson Trucking Co. $95
Sunco Carriers $67
O&S Trucking $62
IWX Motor Freight $57
$0
$200
$400
$600
$800
$1,000

Source: Refrigerated Transporter's, 23rd Annual Gross Revenue Report- Refrigerated Fleets

*Estimated Revenue



Green Initiatives

- ✓ Currently every truck in FFE Transportation Services' fleet is EPA 2004 Engine or newer. Constant upgrades are made to replace with environmentally friendly models that have:
  - ➢ Fuel Efficient Tires
  - ➢ Aerodynamic Styling
  - ➢ Skirts
- ✓ Environmentally Friendly Refrigerant used in temperature controlled trailers
- ✓ Every truck in our fleet is Ultra Low Sulfur Diesel (ULSD)
- ✓ FFE's fleet is required to maintain a speed below 62mph
  - ✓ 2009 MPG improvement approximately 4%
- ✓ Fuel Optimizer Program to reduce out of route miles
- ✓ Idle management device on every truck
- ✓ Recycle used oil and other by-products

SmartWay℠ Transport Partner

Getting There With Cleaner Air

SmartWay℠ Transport is an innovative collaboration between EPA and the freight sector designed to improve energy efficiency, reduce greenhouse gas and air pollutant emissions, and improve energy security.

SmartWay Transport Partner since the program's inception in 2004

All divisions of FFE Transportation Services received the highest SmartWay Performance Score of 1.25

Market Considerations



Current Industry Challenges



Equipment Cost



Driver Shortage



Used Truck Market



Unstable Tonnage



Retail Sales Decline



Fuel Prices

ATA's Truck Tonnage Index
(Seasonally Adjusted; 2000 = 100)


125
120
115
110
105
100
95
Jan-06
Apr
Jul
Oct
Jan-07
Apr
Jul
Oct
Jan-08
Apr
Jul
Oct
Jan-09
Apr
Jul
Oct
Jan-10
Apr

U.S. Diesel Retail Sales Price
Cents Per Gallon


500
400
300
200
100
0
Jun-99
Jun-00
Jun-01
Jun-02
Jun-03
Jun-04
Jun-05
Jun-06
Jun-07
Jun-08
Jun-09
Jun-10
Cents Per Gallon

FFE

Market Considerations



Present and Future Challenges



CSA 2010

- Current program is focused predominately on carriers and relies on carrier accountability for individual driver safety issues.
- The new CSA 2010 approach will directly monitor driver performance and will hold both carrier and driver accountable.
- FFE existing safety programs, monitoring and reporting systems should provide seamless transition. Mobilecomm technology will be deployed this year which will allow us to monitor unsafe driving habits.



C.A.R.B. Compliance

- California equipment presently compliant.
- Entire fleet expected to be 100% compliant by Q4 2010.



HOS Rules

- FMCS Administration held fact-finding sessions in January.
- Present view is that the current rules are effective and have improved safety. Issues being addressed include the 34 hour restart, 11 hour driving rule, sleeper berth flexibility.
- FFE will implement Electronic Logs in 2010.



Clean Engines

- New "2010" engines are approximately $12,000 more expensive per unit.
- New engines are untested; may be less reliable and more expensive to operate.
- FFE will test the new engine in 2010.
- Other than a test unit, all FFE tractors taken in 2010 will come with 2009 engines.

Factors For Success



Maintain Strength And Position For The Future

Maintain a Strong Balance Sheet → **Identify Revenue Opportunities and Cost Reductions** → **Position our Company to Capitalize on Economic Recovery**

Maintain a Strong Balance Sheet

- Ended each quarter with no amounts outstanding under revolver
- Balance new equipment capital between owned and leased
- Improve DSO and DPO
- Bank working capital revolver in place through Sept. 2011

Identify Revenue Opportunities and Cost Reductions

- Drive yield on Truckload through lane analysis and reduction of brokerage freight
- Drive tonnage on Less than Truckload with new customer commitments
- Significant cost reductions to continue into 2010
- Non-Driver Headcount increased 4% from 682 at year-end to 712, still showing a 17% reduction from EOY 2008

Position our Company to Capitalize on Economic Recovery

- Build and maintain strong customer relationships for future benefit
- Technology investments (PeopleNet, StarTrak, Manhattan, Cheetah)
- 10 in '10

Revenue Profile

(2010 as of 6/30)



Dedicated
6%
Less Than
Truckload
35%
Truckload
57%
Brokerage
2%



Dry
34%
Temperature
Controlled
66%

Excludes Fuel Surcharge

FFE

Customer Profile



Diverse Customer Base

No Customer Comprises 10% of Revenue

Top 20 Customers Make Up 43% of Revenue

Nestlé | Tropicana Pure Premium | MARS incorporated | Ready Pac | Cargill | MERCK

ConAgra Foods | Dr Pepper | WAL★MART ALWAYS LOW PRICES. Always | MOTT'S | The Cheesecake Factory | KRAFT

Johnson & Johnson | Del Monte | Sara Lee | SYSCO | Swift | Malt-O-Meal

Alcon | HICKORY FARMS | GRIFOLS | SOLO CUP COMPANY | HERSHEY'S

Service Offerings



Truckload

Temperature Controlled	Dry
• Highly Specialized Equipment for Optimum Temperature Control and Management • Industry Technology Designed to Maintain Product Integrity	• Advanced GPS Trailer Tracking Technology for Added Security and Superior Supply Chain Management



Local, Regional, Nationwide And International Service
24/7/365 Dispatch And Customer Service
Door To Door Pickup And Delivery
Team And Solo Service
EDI Tendering And Billing
Specialized Services
Service Sensitive Freight

Dedicated Service

- Alternative to a Private Fleet
- Reduced Liability, Risk and Equipment Costs
- Flexibility for Seasonal Demands

A Focus On Safety

- Recognized for superior safety and security standards by the ATA, AMCO and the TSA
- E.U. Certified, and provide full SOP trained drivers
- Over 60 years of national recognition for meeting the DOT Safety Rating Requirements
- Participant in the ATA's Anti-Terrorist Action Plan

Service Offerings



Less Than Truckload

Local, Regional, Nationwide And International Service
Strategically Located Service Centers With Both Freezer And Cooler Storage
Cross Docking
Centralized Planning And Customer Service - One Call Does It All
Customized Web Based Reporting Capabilities
Express Service Nationwide

Temperature Controlled

- Over 62 Years of Experience in LTL Cold Chain Management
- Dual Temperature, RTF Certified Trailers with Cooler and Freezer Capabilities
- North American Service to Mexico and Canada

Service Center Map


Portland OR
Salt Lake City UT
Chicago IL
Burlington NJ
Stockton CA
Memphis TN
Atlanta GA
Los Angeles CA
Dallas TX
Winter Haven FL
Miami FL
MEXICO

Service Offerings



Logistics

Expedited



Ocean



Brokerage



FFE Logistics is a division of the FFE Transportation Services Enterprise and consider ourselves an extension of our customers companies. For this reason, we make every shipment a focus. Being **IATA Certified**, **TSA Certified**, members of the **WCA "World Cargo Association"** and the **TIA/P3** we can guarantee your company the highest levels of integrity, service, reliability and cost effectiveness you will find in the industry. The key advantage we maintain is our carrier development efforts. We build relationships with each of our over 5,000 carriers and 600 local agents to foster a win- win situation for everyone. We partner with the asset based divisions of FFE Transportation Services and these trusted carriers to provide exceptional Expedited, Ocean and Brokerage services.



Intermodal Service

Added Capacity, Added Savings

The FFE Transportation Services Intermodal program offers premium door to door service of temperature controlled, dry van and less than truckload freight from coast to coast. Intermodal Service complements our other services offering additional capacity and supply chain cost control with transit times competitive to a "truck only" solo driver.



UNION PACIFIC

BNSF RAILWAY

FEC

NORFOLK SOUTHERN

CSX How tomorrow moves

Service Offerings



Intermodal Network



Seattle
Portland
WASHINGTON
OREGON
IDAHO
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
WISCONSIN
MICHIGAN
WYOMING
NEVADA
UTAH
COLORADO
NEBRASKA
IOWA
KANSAS
MISSOURI
ILLINOIS
INDIANA
OHIO
KENTUCKY
TENNESSEE
ARKANSAS
OKLAHOMA
TEXAS
CALIFORNIA
ARIZONA
NEW MEXICO
LOUISIANA
ALABAMA
GEORGIA
FLORIDA
VIRGINIA
NEW YORK
Toronto
Montreal
Boston
New York
Philadelphia
Los Angeles
San Diego
San Antonio
Pacific Ocean
Atlantic Ocean
ONTARIO
MANITOBA
SASKATCHEWAN

FFE Over-the-Road TL Network

Key Performance Indicators



Financial Highlights

(unaudited and in thousands, except per share amounts)	Six month period ending 6/30: 2010	Six month period ending 6/30: 2009	Three month period ending 6/30: 2010	Three month period ending 6/30: 2009
Freight revenue	$180,799	$187,102	$94,957	$94,895
Freight operating expenses	$189,689	$202,121	$98,285	$101,393
Operating ratio	104.9%	108.0%	103.5%	106.8%
Net income (loss)	($8,150)	($11,289)	($4,427)	($5,168)
EPS (diluted)	($0.48)	($0.66)	($0.26)	($0.30)
Cash Dividends declared per share	--	$0.03	--	--
Cash and cash equivalents	$6,555	$5,368		
Net CAPEX	$1,048	$3,681		
Total Shareholders' Equity	$82,633	$94,778		



Statistical Highlights

	Q2 2010	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009
Weekly average trucks in service	1,773	1,751	1,824	1,991	1,976	1,997
Revenue per truck per week [a]	$3,336	$3,118	$3,149	$3,024	$3,190	$3,094
Non-driver headcount	712	689	682	668	660	711
Statistical and revenue data:						
TL total linehaul miles [b]	32.3	31.6	33.8	37.6	40.6	37.5
TL loaded miles [b]	28.3	28.2	29.9	33.4	36.8	33.9
TL empty mile ratio [c]	12.40%	10.70%	11.50%	11.20%	9.30%	9.60%
TL linehaul revenue per total mile	$1.39	$1.29	$1.27	$1.25	$1.24	$1.26
TL linehaul revenue per loaded mile	$1.58	$1.44	$1.43	$1.41	$1.37	$1.39
TL total linehaul shipments [d]	31.9	30.7	36.8	39.8	41.0	36.6
TL loaded miles per shipment	886	921	812	838	898	925
LTL hundredweight [d]	2,044	1,820	1,988	1,890	1,875	1,864
LTL linehaul revenue per hundredweight	$13.57	$13.89	$14.06	$14.51	$14.21	$14.50

(a) Total linehaul and dedicated fleet revenue divided by number of weeks in period divided by average trucks in service.

(b) in millions

(c) One minus the quotient of full truckload loaded miles divided by full truckload total linehaul miles.

(d) in thousands



Debt to Equity

(thousands) (2010 as of 6/30)


$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
June-10
Equity
Debt



Net Capital Expenditures

(thousands) (2010 as of 6/30)


$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
June-10
Net Capital Expenditures



Free Cash Flow

(thousands) (2010 as of 6/30)


$15,000
$10,000
$5,000
$0
($5,000)
($10,000)
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
June-10
Free Cash Flow

Defined as cash flows from operating activities less net capital expenditures.



Stock Price per Share vs. Net Book Value per Share


$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
June-10
Stock Price
Book Value



Investment Considerations

Strong Cash Flows and Healthy Balance Sheet

Strength In Relationships

- Customers – Loyal National Account Base
- Customer Advisory Board
- Vendors - Intermodal Partners

Key Player in the "Cold-Chain" Niche Providing Unique Resources Separating Ourselves From Competition

- Truckload
  - Dedicated
  - OTR
- Less Than Truckload
  - Multi-temp
  - Single temp

Competitively Differentiated by our Diversified Service Offerings

- Candy to Pharmaceuticals, Small Tools to Electronics
- Temperature Controlled or Dry
- Land, Air or Ocean
- Time Definite or "Take Your Time"

Unique Flexibility to Allocate Resources Between Truckload and Less Than Truckload

Thank You for Your Time



Stoney M. Stubbs, Jr.

Chairman and Chief
Executive Officer

Russell Stubbs

President

John Hickerson

Executive Vice President,
Chief Operating Officer

John McManama

Senior Vice President,
Chief Financial Officer

Frozen Food Express Industries, Inc.

1145 Empire Central Place

Dallas, Texas 75247-4309

(214) 630-8090

www.ffeinc.com

cfo@ffex.net